LOOMIS SAYLES TAX-MANAGED EQUITY FUND

Supplement dated March 22, 2005 to the Loomis Sayles Funds Retail Equity Prospectus dated February 1, 2005, as may be supplemented from time to time

Effective March 22, 2005 through December 31, 2005, the minimum for an initial investment in the Fund will be $2,500 and the minimum for a subsequent investment in the Fund will be $50. After December 31, 2005, the minimum for an initial investment in the Fund will be $25,000 and the minimum for a subsequent investment in the Fund will remain at $50.

                                                                   M-LSSP23-0305